                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-1


         Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-1 Supplement dated as of March 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of July 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class A Certificates, per $1,000 original
         certificate principal amount                                      5.94
                                                                     ----------
         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         A Certificates, per $1,000 original certificate
         principal amount                                                  5.94
                                                                     ----------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class A Certificates, per $1,000 original certificate
         principal amount                                                  0.00
                                                                     ----------

B)       Class A Investor Charge Offs and Reimbursement of
         Charge Offs

         (1) The amount of Class A Investor Charge Offs                    0.00
                                                                     ----------

         (2) The amount of Class A Investor Charge Offs set
         forth in paragraph 1 above, per $1,000 original
         certificate principal amount                                      0.00
                                                                     ----------

         (3) The total amount reimbursed in respect of Class A
         Investor Charge Offs                                              0.00
                                                                     ----------

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                      0.00
                                                                     ----------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class A Certificates exceeds
         the Class A Invested Amount after giving effect to
         all transactions on such Distribution Date                        0.00
                                                                     ----------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class B Certificates, per $1,000 original
         certificate principal amount                                      6.13
                                                                     ----------

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         B Certificates, per $1,000 original certificate
         principal amount                                                  6.13
                                                                     ----------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class B Certificates, per $1,000 original certificate
         principal amount                                                  0.00
                                                                     ----------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

         (1) The amount of reductions in Class B Invested
         Amount pursuant to clauses (c), (d), and (e) of the
         definition of Class B Invested Amount                             0.00
                                                                     ----------

         (2) The amount of reductions in the Class B Invested
         Amount set forth in paragraph 1 above, per $1,000
         original certificate principal amount                             0.00
                                                                     ----------

         (3) The total amount reimbursed in respect of such
         reductions in the Class B Invested Amount                         0.00
                                                                     ----------

         (4) The amount set forth in paragraph 3 above, per $1,000 original certificate principal amount 0.00

         (5) The amount, if any, by which the outstanding
         principal balance of the Class B Certificates exceeds
         the Class B Invested Amount after giving effect to
         all transactions on such Distribution Date                        0.00
                                                                     ----------

E) Information regarding distributions in respect of the Class C Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class C Certificates, per $1,000 original
         certificate principal amount                                      6.52
                                                                     ----------

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         C Certificates, per $1,000 original certificate
         principal amount                                                  6.52
                                                                     ----------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class C Certificates, per $1,000 original certificate
         principal amount                                                  0.00
                                                                     ----------

F) Amount of reductions in Class C Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class C Invested Amount

         (1) The amount of reductions in Class C Invested
         Amount pursuant to clauses (c), (d), and (e) of the
         definition of Class C Invested Amount                             0.00
                                                                     ----------

         (2) The amount of reductions in the Class C Invested
         Amount set forth in paragraph 1 above, per $1,000
         original certificate principal amount                             0.00
                                                                     ----------

         (3) The total amount reimbursed in respect of such
         reductions in the Class C Invested Amount                         0.00
                                                                     ----------

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                      0.00
                                                                     ----------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class C Certificates exceeds
         the Class C Invested Amount after giving effect to
         all transactions on such Distribution Date                        0.00
                                                                     ----------


                          Conseco Finance Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                     2,054,755,777.54
Removed Principal Receivables:                                                                0.00
Additional Principal Receivables:                                                    16,333,182.14
End of the Month Principal Receivables:                                           1,980,592,207.57
End of the Month Total Receivables:                                               1,980,592,207.57

Excess Funding / Prefunding Account Balance                                          43,131,541.32
Aggregate Invested Amount (all Master Trust Series)                               1,750,447,213.03

End of the Month Transferor Amount                                                   20,425,075.10

DELINQUENCIES AND LOSSES ---
                                                                                    RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                              2,967,708.17
   61-90 Days Delinquent                                                              1,655,313.26
   90+ Days Delinquent                                                                  932,064.51

   Total 30+ Days Delinquent                                                          5,555,085.94


Defaulted Accounts During the Month                                                     392,105.52


INVESTED AMOUNTS ---

Class A Initial Invested Amount                                400,400,000.00
Class B Initial Invested Amount                                 20,475,000.00
Class C Initial Invested Amount                                 19,337,000.00
Class D Initial Invested Amount                                 22,678,000.00
INITIAL INVESTED AMOUNT                                                             462,890,000.00

Class A Adjusted Invested Amount                               400,400,000.00
Class B Adjusted Invested Amount                                20,475,000.00
Class C Adjusted Invested Amount                                19,337,000.00
Class D Adjusted Invested Amount                                70,414,877.51
ADJUSTED INVESTED AMOUNT                                                            510,626,877.51

MONTHLY SERVICING FEE                                                                   847,269.43

INVESTOR DEFAULT AMOUNT                                                                  99,283.47


SERIES 1998-1 INFORMATION

SERIES 1998-1 ALLOCATION PERCENTAGE                                                         25.20%
SERIES 1998-1 ALLOCABLE FINANCE CHARGE                                                4,525,816.42
SERIES 1998-1 UNREIMBURSED CHARGE-OFFS                                                        0.00
SERIES 1998-1 ALLOCABLE DEFAULTED AMOUNT                                                 98,815.92
SERIES 1998-1 MONTHLY FEES                                                              847,269.43
SERIES 1998-1 ALLOCABLE PRINCIPAL COLLECTIONS                                       105,141,079.74
SERIES 1998-1 REQUIRED TRANSFEROR AMOUNT                                             20,425,075.10
FLOATING ALLOCATION PERCENTAGE                                                              24.23%

INVESTOR FINANCE CHARGE COLLECTIONS                                                   4,408,917.46
INVESTOR DEFAULT AMOUNT                                                                  99,283.47
PRINCIPAL ALLOCATION PERCENTAGE                                                             24.23%
AVAILABLE PRINCIPAL COLLECTIONS                                                      97,352,348.24

CLASS A FLOATING ALLOCATION                                                                 19.09%
CLASS A REQUIRED AMOUNT                                                                       0.00

CLASS B FLOATING ALLOCATION                                                                  0.98%
CLASS B REQUIRED AMOUNT                                                                      0.00%

CLASS C FLOATING ALLOCATION                                                                  0.92%
CLASS D FLOATING ALLOCATION                                                                  3.25%

TOTAL EXCESS SPREAD                                                                   1,694,267.55

YIELD AND BASE RATE---

Base Rate (Current Month)                                               8.39%
Base Rate (Prior Month)                                                 8.40%
Base Rate (Two Months Ago)                                              8.29%
THREE MONTH AVERAGE BASE RATE                                                                8.36%

Series Adjusted Portfolio Yield (Current Month)                        10.16%
Series Adjusted Portfolio Yield (Prior Month)                          10.23%
Series Adjusted Portfolio Yield (Two Months Ago)                        9.52%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                9.97%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                19.09%
   Class A Principal Collections                                76,574,532.78

CLASS B PRINCIPAL PERCENTAGE                                                                 0.98%
   Class B Principal Collections                                 3,915,743.15

CLASS C PRINCIPAL PERCENTAGE                                                                 0.92%
   Class C Principal Collections                                 3,698,106.24

CLASS D PRINCIPAL PERCENTAGE                                                                 3.25%
   Class D Principal Collections                                13,163,966.06

AVAILABLE PRINCIPAL COLLECTIONS                                 97,352,348.24

REALLOCATED PRINCIPAL COLLECTIONS                                                            $0.00

SERIES 1998-1 PRINCIPAL SHORTFALL                                                            $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                            $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                          $0.00
Deficit Controlled Accumulation Amount                                  $0.00
CONTROLLED DEPOSIT AMOUNT                                                                    $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                            $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                     $97,451,631.71
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                 $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                           $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                 $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                 $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                      $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                       $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                       $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                       $0.00

                          Conseco Finance Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer